UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

August 5, 2009

RAYONIER INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-6780	13-2607329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

50 North Laura Street Jacksonville, Florida	32202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 357-9100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 5, 2009, Rayonier Inc. issued a press release announcing a proposed private placement of $150 million principal amount of senior exchangeable notes, plus up to an additional $22.5 million principal amount to cover over-allotments, if any. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Item
99.1	Rayonier Inc. press release dated August 5, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2009

Rayonier Inc.

By:	/s/ Hans E. Vanden Noort
Name:	Hans E. Vanden Noort
Title	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Item
99.1	Rayonier Inc. press release dated August 5, 2009

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